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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 30, 2003


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-106323                  30-0183252
          --------                   ----------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

   383 Madison Avenue
   New York, New York                                              10179
   ------------------                                              -----
  (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
   EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000







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




Item 5.  Other Events.
         ------------

                  On or about December 31, 2003, the Registrant will cause the issuance and sale of approximately $215,651,800 initial principal amount of American Home Mortgage Investment Trust 2003-1, Class A, Class M-1 and Class M-2 Notes (collectively the "Notes") pursuant to an indenture, to be dated as of December 31, 2003, among American Home Mortgage Investment Trust 2003-1, a Delaware statutory trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee and Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator.

                  In connection with the sale of the Notes, the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-106323, which Computational Materials are being filed as exhibits to this report,

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         For a description of the Notes and the Mortgage Pool, refer to the Indenture and the Sale and Servicing Agreement (as defined in the Indenture).

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Financial Statements.
             --------------------

             Not applicable.

         (b) PRO FORMA Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits
             --------



                 ITEM 601(A) OF
                 REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                           DESCRIPTION
-----------       -----------                           -----------
     1                 99                 Computational Materials--Computational
                                          Materials (as defined in Item 5) that
                                          have been provided by the Underwriter
                                          to certain prospective purchasers of
                                          American Home Mortgage Investment
                                          Trust 2003-1 Mortgage-Backed Notes,
                                          Series 2003-1 (filed in paper pursuant
                                          to the automatic SEC exemption
                                          pursuant to Release 33-7427, August 7,
                                          1997)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS II INC.


                                                     By: /s/ Baron Silverstein
                                                         ---------------------
                                                     Name:   Baron Silverstein
                                                     Title:  Vice President

Dated: December 30, 2003

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Computational                   Filed Manually
                                                                  Materials